                                                                   EXHIBIT 10.36


[NATIONAL BANK OF CANADA LETTERHEAD]

                                                            Writer's Direct Line
                                                            (403) 294-4957
December 24, 1999



Neutrino Resources Inc.                      Southern Mineral Corporation
#1400, 300 - 5th Avenue SW                   1201 Louisiana
Calgary, Alberta                             Suite 3350
T2P 3C4                                      Houston, Texas 77002-5609


ATTENTION: Mr. Randy Denecky                 ATTENTION:  Mr. Michael Luttrell
           Controller                                    Vice-President, Finance

Dear Sir:

RE: CREDIT FACILITIES - NATIONAL BANK OF CANADA/NEUTRINO RESOURCES INC.


We are pleased to advise that National Bank of Canada has approved the following amendments to the Credit Facilities for Neutrino Resources Inc., subject to the terms and conditions below. All other terms and conditions of the accepted Offering Letter dated July 15, 1999 remain in full force and effect unless superseded below.

BORROWER:           NEUTRINO RESOURCES INC.  (the "Borrower").
--------

LENDER:             NATIONAL BANK OF CANADA (the "Bank").
------


CREDIT FACILITY A:  REVOLVING REDUCING DEMAND LOAN (the "Credit Facility A").
------------------

MAXIMUM AMOUNT:     $28,500,000.  Sublimit of $5,000,000 for Letters of Credit
--------------      and/or Letters of Guarantee ("L/C/Gs").


AVAILABILITY:       Canadian dollars.  Reducing $500,000/month commencing
------------        December 28, 1999 then $450,000/month commencing January 28,
                    2000. Further reducing $3,500,000 upon sale of Sylvan Lake/
                    Medicine River, Alberta and Lessard, Alberta producing petroleum properties in December, 1999. Revolving in multiples of $100,000.

                    FOR ALL CREDIT FACILITIES
                    -------------------------

CONDITIONS
PRECEDENT:         Prior to any increased drawdown on the Credit Facilities,
----------         the Borrower shall provide:

                   1. All security denoted in the following Security To Be Obtained section, completed, duly authorized, executed, and delivered by the Borrower to the satisfaction of the Bank and its counsel.


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Neutrino Resources Inc.
RE: Offering Letter
December 21, 1999                                                        Page 2
--------------------------------------------------------------------------------


SECURITY:           All security shall be completed, duly executed, delivered,
---------           and registered promptly, where necessary, to the entire
                    satisfaction of the Bank and its counsel. All Security and the terms thereof shall be retained in full force and effect as Security for repayment of all loans and advances made hereunder and for other loans and advances that may be made from time to time in the future whether hereunder or otherwise.

                    TO BE OBTAINED:
                    --------------

                     1.  Amending Offering Letter dated December 24, 1999.


EXPIRY DATE:        This Amending Offering Letter is open for acceptance until
-----------         January 21, 2000, at which time it will expire unless
                    extended by mutual consent.



If the foregoing terms and conditions are acceptable, please sign both copies of this Offering Letter and return one copy to the Bank by the expiry date.

National Bank of Canada appreciates the opportunity of providing this Offering Letter to Neutrino Resources Inc. We look forward to our continuing and mutually beneficial relationship.

Yours truly,

NATIONAL BANK OF CANADA

/s/ Kevin Kynoch                     /s/ signature here
------------------------             ----------------------------
Kevin Kynoch                    per: Brian J. Mellum
Manager                              Senior Manager
Corporate and Energy Group           Energy Group



AGREED AND ACCEPTED this 21st day of January, 2000.


NEUTRINO RESOURCES INC.


PER:/s/ MICHAEL E. LUTTRELL
    -----------------------------
    Vice President
                                                            (Corporate Seal)


PER:
    -----------------------------